UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Board Members

(d) On June 14, 2017, SeaWorld Entertainment, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  As previously disclosed, effective immediately after the Annual Meeting, (i) Peter F. Wallace resigned from the Company’s Board of Directors (the “Board”), (ii) the size of the Board increased from 10 directors to 11 directors and (iii) Yoshikazu Maruyama and Yongli Wang, two director designees of the Zhonghong Group (as defined in Item 5.03 below), were appointed to the Board.  Mr. Maruyama was appointed to the newly-created directorship, with an initial term expiring at the Company’s 2018 Annual Meeting of Stockholders, and Mr. Wang was appointed to Mr. Wallace’s vacated directorship, the term of which expires at the Company’s 2019 Annual Meeting of Stockholders.

Mr. Maruyama, age 46, recently joined the Zhonghong Group, a leading real estate development and diversified leisure and tourism company in Asia. Prior to that, Mr. Maruyama served as Global Head of Location Based Entertainment for DreamWorks Animation SKG, where he served from August 2010 until March 2017. From June 2004 to January 2009, he served as Chief Strategy Officer and was elected to the Board of Directors of USJ Co., Ltd, owner and operator of Universal Studios Japan theme park. Mr. Maruyama held multiple positions at Universal Parks and Resorts from June 1995 to June 2004, including as Senior Vice President of International Business Development and Vice President of Strategic Planning. Mr. Maruyama took a hiatus from Universal Park & Resorts to support the startup of eToys, an online toy retailer in 1999. Mr. Maruyama also served as a Financial Analyst at J.P. Morgan & Co. from July 1992 to June 1995. Mr. Maruyama holds a Bachelor of Science degree in Operations Research from Columbia University in New York.

Mr. Wang, age 46, currently serves as Chief Strategy Officer for Zhonghong Group, where he is primarily responsible for overseeing all strategic and financial planning activities, particularly with regard to major investments in the U.S. and Asia. Prior to that, Mr. Wang served as a Managing Director of Rothschild China, where he led several large cross-border merger and acquisition (“M&A”) transactions from 2015 to 2017. From 2014 to 2015, Mr. Wang served as a Vice President for Royal DSM N.V., a global health, nutrition, and materials company headquartered in the Netherlands. Previously, Mr. Wang served as a Managing Director for HSBC China, where he executed multiple scale cross-border M&A transactions and initial public offerings, from 2010 to 2014. From 2009 to 2010, Mr. Wang served as a Vice President and Head of Global Investment and M&A for Sinochem Group. Previously, Mr. Wang served in various capacities for Lanxess from 2003 to 2008, including as President and Founding CEO of Lanxess China and as Managing Director of Lanxess Hong Kong. From 1996 to 2003, Mr. Wang served as a Director and Head of Strategy for Bayer China. Mr. Wang holds a Bachelor degree in Computer Science from Fudan University and a Masters in Business Administration from the Executive program at China Europe International Business School.

Except for the Zhonghong Stockholders Agreement (as defined in Item 5.03 below), there are no arrangements or understandings between either of Mr. Maruyama and Mr. Wang and any other person pursuant to which they were elected as directors. The transactions that require disclosure under Item 404(a) of Regulation S-K with respect to Mr. Maruyama and Mr. Wang are described in the section entitled “Transactions with Related Persons” on pages 73 through 78 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2017 (the “Proxy Statement”), which pages are filed as Exhibit 99.1 hereto and incorporated herein by reference.

2017 Omnibus Incentive Plan

(e) At the Annual Meeting, the Company’s stockholders approved the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan (the “2017 Omnibus Incentive Plan”), which authorizes the Compensation Committee of the Board to grant to employees, non-employee directors and consultants of the Company equity based incentive awards, as described in the section entitled “Proposal No. 4–Approval of the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan” on pages 25 through 33 of the Proxy Statement. The 2017 Omnibus Incentive Plan became effective as of the date of such stockholder approval.

The material features of the 2017 Omnibus Incentive Plan are described in the section entitled “Proposal No.4–Approval of the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan” on pages 25 through 33 of the Proxy Statement, which pages are filed as Exhibit 99.2 hereto and incorporated herein by reference. A copy of the 2017 Omnibus Incentive Plan, as approved by the Company’s stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) In connection with the consummation of the previously announced sale (the “Sale”) of shares of common stock of SeaWorld Entertainment, Inc. (the “Company”) by funds affiliated with The Blackstone Group L.P. (collectively, “Blackstone”) to Sun Wise (UK) Co., Ltd. (“ZHG”), an affiliate of  Zhonghong Zhuoye Group Co., Ltd. (collectively, “Zhonghong Group”), effective immediately after the Annual Meeting, the Company adopted the Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws amends and restates the Company’s Second Amended and Restated Bylaws, as amended effective June 15, 2016 by Amendment No. 1, to include references to the Stockholders Agreement, dated as of March 24, 2017, by and among the Company,  Sun Wise (UK) Co., Ltd. and, solely for purposes of Section 4.3 thereof, Zhonghong Zhuoye Group Co., Ltd. (the “Zhonghong Stockholders Agreement”), to remove certain provisions applicable only so long as Blackstone was a significant stockholder and to remove references to the Stockholders Agreement, dated as of April 24, 2013, among the Company and the other parties thereto, which terminated pursuant to its terms upon consummation of the Sale.

The Third Amended and Restated Bylaws are qualified in their entirety by reference to the full text of such document, which is filed herewith as Exhibit 3.1 and the terms of which are incorporated herein by reference. In addition, a version of the Third Amended and Restated Bylaws that has been marked to show changes from the Bylaws that were previously in effect is included as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 14, 2017, the Company held its Annual Meeting. A quorum was present at the meeting as required by the Company’s Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

Joel K. Manby, Judith A. McHale and Ellen O. Tauscher were elected to the Board to serve as directors until the Company’s 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David F. D’Alessandro*	35,480,051	41,320,523	196,664	4,085,754
Joel K. Manby	73,848,569	2,998,517	150,152	4,085,754
Judith A. McHale	51,264,186	25,561,201	171,851	4,085,754
Ellen O. Tauscher	52,568,610	24,254,780	173,848	4,085,754

* Mr. D’Alessandro did not receive a majority of the votes cast at the Annual Meeting and, pursuant to the terms of the Company’s Bylaws, offered to tender his resignation to the Board following the Annual Meeting. The Bylaws provide that the Nominating and Corporate Governance Committee of the Board (the “Committee”) must make a recommendation to the Board on whether to accept or reject such resignation, or whether other action should be taken, following which the Board must take action after considering the Committee’s recommendation and the Board’s determination will be publicly disclosed through the filing of a Current Report on Form 8-K no later than September 12, 2017 (90 days from the date of the certification of the election results).

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Votes For	Votes Against	Votes Abstained
80,260,694	666,798	155,500

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders failed to approve, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,693,612	44,116,081	187,545	4,085,754

Proposal 4 – Approval of the SeaWorld Entertainment, Inc. 2017 Omnibus Plan

The Company’s 2017 Omnibus Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
54,465,000	21,488,871	1,043,367	4,085,754

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1*	Third Amended and Restated Bylaws of SeaWorld Entertainment, Inc., effective June 14, 2017.

3.2*	Third Amended and Restated Bylaws of SeaWorld Entertainment, Inc., effective June 14, 2017 (marked).

10.1*	SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan.

99.1

The section entitled “Transactions With Related Persons,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 24, 2017 (File No. 001-35883)).

99.2

The section entitled “Proposal No. 4–Approval of the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 24, 2017 (File No. 001-35883)).

* Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: June 16, 2017	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1*	Third Amended and Restated Bylaws of SeaWorld Entertainment, Inc., effective June 14, 2017.

3.2*	Third Amended and Restated Bylaws of SeaWorld Entertainment, Inc., effective June 14, 2017 (marked).

10.1*	SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan.

99.1

The section entitled “Transactions With Related Persons,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 24, 2017 (File No. 001-35883)).

99.2

The section entitled “Proposal No. 4–Approval of the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 24, 2017 (File No. 001-35883)).

* Filed herewith.